UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2013

Commission File Number: 000-50768

ACADIA Pharmaceuticals Inc.
(Exact name of small business issuer as specified in its charter)

Delaware	061376651
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

11085 Torreyana Road #100, San Diego, California 92121
(Address of principal executive offices)

858-558-2871
(Registrant's Telephone number)

3911 Sorrento Valley Boulevard, San Diego, CA 92121
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On September 6, 2013, the Board of Directors of ACADIA Pharmaceuticals Inc. (the "Company") approved an amendment to the Amended and Restated Bylaws of the Company.

A new Section 47 was added to the bylaws to specify the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain actions involving the Company. The Amended and Restated Bylaws, which are included as an exhibit to this report, were effective as of September 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2013	ACADIA Pharmaceuticals Inc. By: /s/ Glenn F. Baity

Name: Glenn F. Baity
Title: Vice President & General Counsel

Exhibit Index

Exhibit No.	Description
EX-3.1	Amended and Restated Bylaws of ACADIA Pharmaceuticals Inc.